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                                                                    EXHIBIT 10.4



                                                                 LOAN NO. 21-139



                             STOCK PLEDGE AGREEMENT
                              (SECURITY AGREEMENT)


               This STOCK PLEDGE AGREEMENT (SECURITY AGREEMENT) is made as of the 3rd day of October, 2001 by ASSISTED LIVING CONCEPTS, INC., a Nevada corporation and Chapter 11 debtor-in-possession ("GRANTOR"), to and in favor of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("LENDER").


                                    RECITALS

               A. Grantor and Carriage House Assisted Living, Inc., a Delaware corporation and Chapter 11 debtor-in-possession (together with Grantor, "BORROWER") and Lender have entered into a Loan Agreement of even date herewith (said Loan Agreement as amended from time to time, the "LOAN AGREEMENT"). All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement unless otherwise defined in this Pledge.

               B. Pursuant to the Loan Agreement, Lender agreed, subject to the terms and conditions contained therein, to make the Loan to Borrower as evidenced by the Notes.

               C. Grantor is the legal and beneficial owner of all of the issued and outstanding capital stock (the "STOCK") of each of the Subsidiaries (all of such entities are collectively referred to as the "CORPORATE SUBSIDIARIES").

               D. As a condition precedent to Lender's making the Loan, Lender has further required that Grantor execute and deliver this Pledge to Lender, to secure the prompt and complete performance all of the obligations and payment of all of the indebtedness under the Loan Documents and the Subsidiary Loan Documents (all such obligations and indebtedness are hereinafter referred to collectively as the "LIABILITIES").

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. DEFINED TERMS. As used in this Pledge, the following terms shall have the following meanings:

               "PLEDGE" shall mean this Stock Pledge Agreement (Security Agreement), as the same may from time to time be amended or supplemented.

               "CODE" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Illinois.

               "FORMATION AGREEMENT" shall mean, collectively, each of the following as they have been and may hereafter be amended from time to time in accordance with the terms of this Pledge: (i) Certificate and Articles of Incorporation of each Corporate Subsidiary; and (ii) Bylaws of each Corporate Subsidiary.

               "PROCEEDS" shall mean "proceeds", as such term is defined in the Code and, in any event, shall include, but not be limited to, (a) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (b) any and all amounts paid or payable to Grantor for or in connection with any sale or other disposition of Grantor's interests in the Corporate Subsidiaries and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

               2. GRANT OF SECURITY INTEREST. As security for the prompt and complete payment and performance when due of the Liabilities, Grantor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Lender a security interest in (a) all of the Stock of the Corporate Subsidiaries now or at any time hereafter owned by Grantor and all options, warrants and other rights to purchase Stock of the Corporate Subsidiaries now or hereafter held by Grantor together with the Stock of the Corporate Subsidiaries underlying such options, warrants and other rights (collectively, the "PLEDGED SHARES"), (b) all other property hereafter delivered to Grantor in substitution for or in addition to the Pledged Shares, (c) any other property of Grantor described in Section 4 below now or hereafter delivered to, or in the possession or custody of, Lender and (d) any and all Proceeds of any of the foregoing (all of which being herein collectively called the "PLEDGED COLLATERAL").

               All certificates or instruments representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Lender shall maintain possession and custody of the certificates representing the Pledged Shares in accordance with Section 5 below.

               3. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Lender that:

               (a) Exhibit A hereto sets forth (i) the authorized capital stock of the Corporate Subsidiaries (ii) the number of shares of capital stock of the Corporate Subsidiaries that are issued and outstanding as of the date hereof,
(iii) the number of shares of capital stock of the Corporate Subsidiaries that are held in its treasury and (iv) the percentage of the issued and outstanding shares of capital stock of the Corporate Subsidiaries held by Grantor. Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Shares, and such shares are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests created by this Pledge;

               (b) there are no outstanding options, warrants or other agreements with respect to the Pledged Shares;




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

               (c) the Pledged Shares have been duly and validly authorized and issued, are fully paid and non-assessable, and represent all of the issued and outstanding shares of capital stock of the Corporate Subsidiaries;

               (d) No security agreement, financing statement, assignment, equivalent security or lien instrument or continuation statement covering all or any part of the Pledged Collateral is on file or of record in any public office or at the records of the Corporate Subsidiaries, except financing statements with respect to the Pledged Collateral filed by Lender pursuant to this Pledge.

               (e) Upon the filing of all appropriate financing statements under the applicable Uniform Commercial Code and provided that Lender remains in continuous possession of the Pledged Shares, all steps necessary to create and perfect the security interest created by this Pledge as a valid and continuing first lien on and first perfected security interest in the Pledged Collateral in favor of Lender, prior to all other liens, security interests and other claims of any sort whatsoever will have been taken. This Pledge and the security interest created hereby are enforceable as such against creditors of and purchasers from Grantor.

               (f) Grantor has not changed its name, or used, adopted or discontinued the use of any trade name, fictitious name or other trade name or trade style.

               (g) Subject to the approval of the Bankruptcy Court, Grantor has all power, statutory and otherwise, to execute and deliver this Pledge, perform its obligations hereunder and subject the Pledged Collateral to the security interest created hereby; all of which has been duly authorized by all necessary action.

               (h) No amendments or supplements have been made to the Formation Agreement since it was originally entered into; such Formation Agreement remains in effect; and no party to the Formation Agreement is presently in default thereunder.

               (i) Grantor has the right to transfer all or any part of the Pledged Collateral free of any lien or encumbrance.

               (j) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than the Bankruptcy Court) is required either (i) for Grantor's granting of a security interest in the Pledged Collateral pursuant to this Pledge or for the execution, delivery or performance of this Pledge by Grantor or (ii) for the exercise by Lender of the rights provided for in this Pledge or the remedies in respect of the Pledged Collateral pursuant to this Pledge (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

               (k) Grantor is a Nevada corporation with its principal place of business at 11835 NE Glenn Widing Drive, Building E, Portland, Oregon.




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

               (l) As of the date hereof, Grantor has delivered to Lender all original certificates, instruments or other documents evidencing any of the Pledged Collateral.

               4. COVENANTS. Grantor covenants and agrees that from and after the date of this Pledge and until the Liabilities are fully satisfied:

               (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may reasonably deem necessary or desirable to obtain the full benefits of this Pledge and of the rights and powers herein granted, including, without limitation, the execution and filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interest granted hereby and, if otherwise required hereunder, transferring Pledged Collateral to the possession of Lender (if a security interest in such Pledged Collateral can be perfected by possession). Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent otherwise permitted by applicable law. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note, certificate, or other instrument (other than an instrument which constitutes chattel paper under the Code), such note or instrument shall be immediately pledged hereunder and a security interest therein hereby granted to Lender and shall be duly endorsed in a manner satisfactory to Lender delivered to Lender. If at any time Grantor's right or interest in any of the Pledged Collateral becomes an interest in real property, Grantor immediately shall execute, acknowledge and deliver to Lender such further documents as Lender deems necessary or advisable to create a first priority perfected mortgage lien in favor of Lender in such real property interest.

               (b) Priority of Liens. Grantor will defend the right, title and interest hereunder of Lender, as a first priority security interest in the Pledged Collateral, against the claims and demands of all persons whomsoever.

               (c) Notices. Grantor will advise Lender promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Pledged Collateral, (ii) of any distribution of cash or other property by the Corporate Subsidiaries, whether in complete or partial liquidation or otherwise and of any other change in the composition of the Pledged Collateral, Grantor or the Corporate Subsidiaries, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Pledged Collateral or on the security interest created hereunder, including the priority thereof.

               (d) Continuous Perfection. Grantor will not change its name in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402(7) of the Code (or any other then-applicable provision of the Code) unless Grantor shall have given Lender at least thirty (30) days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading. Grantor will not sign or authorize the signing on their behalf of any financing statement naming Grantor as a debtor covering all or any portion of the Pledged Collateral, except financing statements naming Lender as secured party.

               (e) Place of Business. Grantor will not change its principal place of business unless it has previously notified Lender thereof and taken such action as is necessary or reasonably requested by Lender to cause the security interest of Lender in the Pledged Collateral to continue to be perfected.

               (f) Transfer of Assets. Grantor will not directly or indirectly sell, pledge, mortgage, assign, transfer, or otherwise dispose of or create or suffer to be created any lien, security interest, charging order, or encumbrance on any of the Pledged Collateral or the assets of the Corporate Subsidiaries.

               (g) Performance of Obligations. Grantor will perform all of its obligations under the Formation Agreement prior to the time that any interest or penalty would attach against Grantor or any of the Pledged Collateral as a result of failure to perform any of such obligations, and Grantor will do all things necessary to maintain each of the Corporate Subsidiaries as a corporation under the laws of the jurisdiction of organization and to maintain Grantor's interest in the Corporate Subsidiaries in full force and effect without diminution.

               (h) Formation Agreement. Grantor will not (i) suffer or permit any amendment or modification of the Formation Agreement without the prior written consent of Agent, (ii) sell, transfer, encumber or convey any of its interest in the Corporate Subsidiaries or (iii) waive, release, or compromise any rights or claims Grantor may have against any other party with respect to the Corporate Subsidiaries which arise under the Formation Agreement. Grantor will not vote under the Formation Agreement to cause the Corporate Subsidiaries to dissolve, liquidate, merge or consolidate with any other entity or take any other action under the Formation Agreement that would adversely affect the security interest created by this Agreement, including, without limitation, the value or priority thereof. Grantor will not permit, suffer or otherwise consent to the modification or redemption of any Stock in the Corporate Subsidiaries or the issuance of any new or additional Stock in the Corporate Subsidiaries or options or other agreements granting any right to receive Stock in the Corporate Subsidiaries.

               (i) Stay or Extension Laws. Grantor will not at any time claim, take, insist upon or invoke the benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Pledged Collateral prior to any sale or sales thereof to be made pursuant to the provisions hereof or pursuant to the decree, judgment, or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state to redeem the property so sold or any part thereof, and Grantor hereby expressly waives, on

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behalf of itself and each and every person claiming by, through and under it, all benefit and advantage of any such law or laws, and covenants that Grantor will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power, right or remedy herein or hereby granted and delegated to Lender, but will authorize, allow and permit the execution of every such power, right or remedy as though no such law or laws had been made or enacted.

               (j) Delivery of Certificates. Grantor agrees (i) immediately to deliver to Lender, or Lender's designee, all certificates, instruments or other documents evidencing any of the Pledged Collateral which may at any time come into the possession of Grantor, together with any executed undated instruments of transfer or assignments in blank with respect thereto, and (ii) to execute and deliver a notice of the security interest of Lender in the Pledged Collateral (which notice shall be satisfactory to Lender in form and substance and which may request acknowledgment from the addressee) to any third party which either has possession of the Pledged Collateral or any certificates evidencing any of the Pledged Collateral or otherwise has the ability under applicable law or the terms of any agreement to record transfers or transfer ownership of any of the Pledged Collateral (whether at the direction of Grantor or otherwise). Grantor hereby appoints Lender as Grantor's attorney-in-fact, with authority at any time or times to take any of the foregoing actions on behalf of Grantor. Grantor agrees that this Pledge or a photocopy of this Pledge shall be sufficient as a financing statement.

               (k) Corporate Subsidiaries' Records. Grantor shall cause the Corporate Subsidiaries to make a notation on the records of the Corporate Subsidiaries indicating the security interest granted hereby.

               (l) Certificated Securities. Grantor shall, and shall permit Lender to, promptly take all action necessary or appropriate to cause Lender to have sole and exclusive "control" over the Pledged Collateral, as such term is defined in Article 9 of the UCC.

               5. GRANTOR'S POWERS.

               (a) So long as an Event of Default does not exist, Grantor shall be the sole party entitled (i) to exercise for any purpose any and all (A) voting rights and (B) powers, and (ii) to receive any and all distributions, in each case arising from or relating to the Pledged Collateral; provided, however, that Grantor shall not exercise such rights or powers, or consent to any action of the Corporate Subsidiaries that would be in contravention of the provisions of, or constitute an Event of Default under, this Pledge or any of the other Loan Documents.

               (b) Upon the occurrence of an Event of Default, unless Lender designates in writing to Grantor to the contrary, all rights of Grantor provided in Section 5(a) hereof shall cease, and all voting rights and powers and rights to distributions included in the Pledged Collateral or otherwise described in such Section 5(a) shall thereupon become vested in Lender, and Lender shall thereafter have the sole and exclusive right and authority to exercise such voting rights and powers. Grantor shall execute such documents and instruments, including but not limited to, statements that Grantor no longer has the right to

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act as a shareholder of the Corporate Subsidiaries or otherwise relating to such change as Lender may request. Grantor hereby grants to Lender or its nominee an irrevocable proxy to exercise all voting and corporate rights relating to the Pledged Shares in any instance, which proxy shall be effective, at the discretion of Lender, upon the occurrence and during the continuance of an Event of Default. After the occurrence and during the continuance of an Event of Default and upon request of Lender, Grantor agrees to deliver to Lender such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares as Lender may request. Grantor agrees that the Corporate Subsidiaries may rely conclusively upon any notice from Lender that Lender has the right and authority to exercise all rights and powers of Grantor under the Formation Agreement. Grantor irrevocably waives any claim or cause of action against the Corporate Subsidiaries following receipt of such notice from Lender.

               6. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

               (a) Grantor hereby irrevocably constitutes and appoints Lender and each officer or agent of Lender with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in such attorney-in-fact's own name, from time to time in the discretion of each such attorney-in-fact following the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Pledge, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge and, without limiting the generality of the foregoing, hereby gives each such attorney-in-fact the power and right, during the continuance of an Event of Default, on behalf of Grantor, without notice to or assent by Grantor, to do the following:

                      (i) to collect and otherwise take possession of and title
               to any and all distributions of cash or other property due or distributable at any time after the date hereof to Grantor as a shareholder of the Corporate Subsidiaries, whether in complete or partial liquidation or otherwise, and to prosecute or defend any action or proceeding in any court of law or equity and to convert any non-cash distributions to cash, and to apply any such cash distributions, interest or proceeds of conversion in the manner specified in Section 10(d) of this Pledge;

                      (ii) to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due under any Pledged Collateral and, in the name of Grantor or such attorney-in-fact's own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Pledged Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by such attorney-in-fact for the purpose of collecting any and all such moneys due under any Pledged Collateral whenever payable;




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                      (iii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral; and

                      (iv) (A) to direct any party liable for any payment under
               any of the Pledged Collateral to make payment of any and all moneys due and to become due thereunder directly to Lender or as such attorney-in-fact shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Pledged Collateral or any portion thereof and to enforce any other right in respect of any Pledged Collateral; (D) to defend any suit, action or proceeding brought against Grantor with respect to any Pledged Collateral;
               (E) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as such attorney-in-fact may deem appropriate; and (F) generally to sell, transfer, pledge, exercise any rights or options granted to the owner of, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though such attorney-in fact were the absolute owner thereof for all purposes, and to do, at the option of such attorney-in-fact at Grantor's expense, at any time, or from time to time, all acts and things which such attorney-in-fact reasonably deems necessary to protect, preserve or realize upon the Pledged Collateral and the security interest of Lender therein, in order to effect the intent of this Pledge, all as fully and effectively as Grantor might do.

               Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

               (b) The powers conferred on each attorney-in-fact hereunder are solely to protect the interest in the Pledged Collateral of Lender, and shall not impose any duty upon any such attorney-in-fact to exercise any such powers. Each such attorney-in-fact shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act unless such action or failure to act constitutes gross negligence or willful misconduct.

               (c) Grantor also authorizes Lender and each officer or agent of Lender at any time and from time to time during the continuance of any Event of Default, to execute, in connection with the sale provided for in Section 10 of this Pledge, any endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Pledged Collateral.

               7. DISTRIBUTIONS. During the continuance of an Event of Default, Grantor hereby grants Lender full irrevocable power and authority to receive and hold at any such time cash and non-cash distributions by the Corporate Subsidiaries on account of any of the Pledged Collateral (together with all interest, if any, earned thereon), which may be held free and clear of the liens created hereby, and to convert any such non-cash distributions to cash, and to apply any such cash distributions, interest or proceeds of conversion in the manner specified in Section 10(d) of this Pledge.

               8. PERFORMANCE BY LENDER OF GRANTOR'S OBLIGATIONS. If Grantor fails to perform or comply with any of their agreements contained herein and Lender as provided for by the terms of this Pledge shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the rate following a default specified in the Notes in effect from time to time shall be payable by Grantor to Lender on demand and shall constitute Liabilities secured hereby.

               9. DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT" hereunder:

               (a) A failure by Grantor to observe or perform any obligation, covenant, condition, or agreement hereof to be performed by Grantor which involves the payment of money for a period of five (5) days after written demand from Lender;

               (b) A failure by the Corporate Subsidiaries or Grantor to observe or perform any nonmonetary obligation, covenant, condition, or agreement hereof to be performed by Grantor (which is not otherwise included in Section 9(a), (c), or (d)) which is not cured within thirty (30) days after written notice thereof to Grantor;

               (c) Any representation or warranty made by Grantor in this Pledge is not true and correct in any material respect; or

               (d) The occurrence of any "Event of Default" under any of the Loan Documents.

               10. REMEDIES, RIGHTS UPON DEFAULT.

               (a) If any Event of Default shall occur, Lender or Lender's designee may exercise in addition to all other rights and remedies granted to them in this Pledge and in any other instrument or agreement securing, evidencing or relating to the Liabilities, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Pledged Collateral (or contract to do so), or any part thereof, at public or private sale or sales, at any exchange or broker's board or at any of Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without the assumption of any credit risk. Grantor expressly acknowledges that private sales may be less favorable to a seller than public sales but that private sales shall nevertheless be deemed commercially reasonable and otherwise permitted hereunder. In view of the fact that federal and state securities laws and/or other applicable laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected, Grantor agrees that during the continuance of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution and who otherwise satisfy all of the requirements of applicable federal and state securities laws. In so doing, Lender may solicit offers to buy the Pledged Collateral, or any part thereof, for cash, from a limited number of investors deemed by Lender in its judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral, and if Lender solicits such offers, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of the Pledged Collateral.

               Lender or Lender's designee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Grantor further agrees, at the request of Lender, to deliver to Lender or any purchaser or purchasers of the Pledged Collateral any agreements, instruments and other documents evidencing or relating to the Pledged Collateral. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 10(d) of this Pledge. Only after so applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code, need Lender account for the surplus, if any, to Grantor. To the extent permitted by applicable law, Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Pledged Collateral. Grantor agrees that Lender need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Grantor at Grantor's addresses referred to in Section 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

               (b) Grantor also agrees to pay all costs of Lender, including reasonable attorneys' fees and expenses, incurred with respect to the collection of any of the Liabilities or the enforcement of any of Lender's rights hereunder.

               (c) Grantor hereby waives presentment, demand, or protest (to the extent permitted by applicable law) of any kind in connection with this Pledge or any Pledged Collateral. Except for notices expressly provided for herein, Grantor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Pledge.

               (d) The proceeds of any sale, disposition or other realization upon all or any part of the Pledged Collateral shall be distributed by Lender in the following order of priorities:

               first, to Lender in an amount sufficient to pay in full the expenses of Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorneys' fees and expenses;

               second, to Lender, until the other Liabilities are paid in full; and

               finally, upon payment in full of all of the Liabilities, to Grantor, or their representative or as a court of competent jurisdiction may direct.

               Grantor agrees to indemnify and hold harmless Lender, its directors, officers, employees, agents and parent, and subsidiary corporations, and each of them, from and against any and all liabilities, obligations, claims, damages, or expenses incurred by any of them arising out of or by reason of entering into this Pledge or the consummation of the transactions contemplated by this Pledge and to pay or reimburse Lender for the fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceedings (whether or not Lender is a party thereto) arising out of or by reason of any of the aforesaid, except to the extent any such liability, obligation, claim, damage or expense results from the gross negligence or willful misconduct of such indemnified party. Any amounts properly due under this Section 10 shall be payable to Lender immediately upon demand.

               11. LIMITATION ON LENDER'S DUTY IN RESPECT OF PLEDGED COLLATERAL. Except as expressly provided in the Code, Lender shall have no duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or nominee of Lender or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

               12. NOTICES. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day; provided, that a hard copy of such notice is also sent pursuant to clause (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, on the fourth (4th) day after deposit in the mail, postage prepaid, certified mail, return receipt requested.

Notices to Grantor:           Assisted Living Concepts, Inc.,
                              11835 NE Glenn Widing Drive
                              Building E
                              Portland, Oregon 97220
                              Attn: Drew Miller and Sandra Campbell
                              Telecopy: (503) 252-2916

with a copy to:               Latham & Watkins
                              633 West Fifth Street
                              Suite 400
                              Los Angeles, California 90071
                              Attn: Gary Olson
                              Telecopy: (213) 891-8763

Notices to Lender:            Heller Healthcare Finance, Inc.
                              Loan No. 21-139
                              2 Wisconsin Circle
                              Suite 400
                              Chevy Chase, Maryland 20815
                              Attn: Manager, Portfolio Administration Group
                              Telecopy: (301) 664-9843

With a copy to:               Heller Healthcare Finance, Inc.
                              Loan No. 21-139
                              500 West Monroe Street
                              Chicago, Illinois  60661
                              Attn: Kevin McMeen, Senior Vice President
                              Telecopy: (312) 441-7119

And a copy to:                Heller Healthcare Finance, Inc.
                              Loan No. 21-139
                              816 Congress Avenue
                              Suite 1900
                              Austin, Texas  78701
                              Attn:  Diana Pennington, Vice President and Chief
                              Counsel, Senior Living Group
                              Telecopy: (512) 505-5487

               Any party may change its respective address for the giving of notice to another address by giving at least 10 business days' notice of such change.

               13. SEVERABILITY. Any provision of this Pledge which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               14. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder. No waiver hereunder shall be valid unless in writing signed by the party to be charged with such waiver and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder and under the other Loan Documents provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. Lender may resort to and realize on the Pledged Collateral simultaneously with any acts or proceedings initiated by Lender in its sole and conclusive discretion to resort to or realize upon any other sources of repayment of the Liabilities, including, but not limited to, collateral granted by other security agreements and the personal liability of Grantor and any person or corporation which has guaranteed repayment of the Liabilities. None of the terms or provisions of this Pledge may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Lender.

               15. SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Pledge and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, except that Grantor, unless otherwise expressly provided in the Loan Agreement and then only to the extent provided in the Loan Agreement and subject to any conditions set forth therein, shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. All rights and remedies of Lender hereunder shall inure to the benefit of Lender and its participants, successors and assigns. This Pledge shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Illinois. Neither this Pledge nor anything set forth herein is intended to, nor shall it, confer any rights on any person or entity other than the parties hereto and all third party rights are expressly negated.

               16. TERMINATION. This Pledge, and the assignments, pledges and security interests created or granted hereby, shall terminate when the Liabilities shall have been fully paid and satisfied, at which time Lender shall release and reassign (without recourse upon, or any warranty whatsoever by Lender), and deliver to Grantors all Pledged Collateral and related documents then in the custody or possession of Lender, including termination statements under the Code, all without recourse upon, or warranty whatsoever, by Lender and at the cost and expense of Grantor.

               17. INJUNCTIVE RELIEF. Grantor recognizes that in the event Grantor fails to perform, observe or discharge any of Grantor's obligations hereunder, no remedy of law will provide adequate relief to Lender, and agree that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

               18. WAIVER OF SUBROGATION. Grantor shall have no rights of subrogation as to any of the Pledged Collateral until full and complete performance and payment of the Liabilities.

               19. WAIVER OF JURY TRIAL. GRANTOR AND LENDER, BY ITS ACCEPTANCE OF THIS PLEDGE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS PLEDGE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GRANTOR AND LENDER, AND GRANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GRANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS PLEDGE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GRANTOR AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS PLEDGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

               20. CONSENT TO JURISDICTION. GRANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. GRANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON GRANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO GRANTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

               21. SUBORDINATION AND RELEASE. All indebtedness now or hereafter owing by the Corporate Subsidiaries, to Grantor for borrowed money or otherwise is hereby subordinated to the payment in full of the Liabilities, and during the continuance of an Event of Default under this Pledge or any of the other Loan Documents, Grantor shall not accept payment of all or any portion of such subordinated indebtedness, and if any such payment is made to Grantor, Grantor shall receive such payment in trust for the benefit of Lender and shall promptly pay over such payment to Lender.

               22. LIABILITY OF GRANTOR NOT AFFECTED. This Pledge shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstances or condition, including, without limitation:

               (a) the attempt or the absence of any attempt by Lender to obtain payment or performance by Borrower or any other obligor under the Loan Documents (collectively, "OBLIGORS");

               (b) Lender's delay in enforcing the Liabilities or the obligations of any other party under the Loan Documents, or any prior partial exercise by Lender of any right or remedy hereunder or under any of the other Loan Documents;

               (c) any renewal, extension, substitution, modification, replacement of or indulgence with respect to, any indebtedness, liabilities, or obligations under the Loan Documents (collectively, "BORROWER'S OBLIGATIONS"), all of which Lender is hereby authorized to make;

               (d) the fact that Borrower or any other Obligor may not be liable for the payment or performance of the Borrower's Obligations, or any portion thereof, for any reason whatsoever;

               (e) any sale, exchange, release, surrender or other disposition of, or realization upon, any collateral securing the Borrower's Obligations, or any settlement or compromise of any guaranties of the Borrower's Obligations, or any other obligation of any person or entity with respect to the Loan Documents;

               (f) the acceptance by Lender of any additional security for the Borrower's Obligations;

               (g) the failure by Lender to take any steps to perfect, maintain, or enforce its security interests or remedies under the Loan Documents, or to preserve their rights to or protect any security or collateral, for the Borrower's Obligations;

               (h) the lack of validity or enforceability of, or Lender's waiver or consent with respect to, any provision of any instrument evidencing, securing or otherwise relating to the Borrower's Obligations, or any part thereof;

               (i) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshaling of assets and liabilities or similar event or proceedings with respect to Borrower, Grantor or any other Obligor, as applicable, or any of their respective properties (each, an "INSOLVENCY PROCEEDING"), or any action taken by Lender, any trustee or receiver or by any court in any such proceeding;

               (j) the failure by Lender to file or enforce a claim against the estate (either in an Insolvency Proceeding or other proceeding) of Borrower, Grantor or any other Obligor;

               (k) in any Insolvency Proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "BANKRUPTCY CODE"):
(i) any election by Lender under Section 1111(b)(2) of the Bankruptcy Code, (ii) any borrowing or grant of a security interest by Borrower or any other Obligor as debtor-in-possession under Section 364 of the Bankruptcy Code, (iii) the inability of Lender to enforce the Borrower's Obligations against Borrower or any other Obligor by application of the automatic stay provisions of Section 362 of the Bankruptcy Code, or (iv) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) against Borrower or any other Obligor for repayment of the Borrower's Obligations;

               (l) the failure of Grantor to receive notice of any intended disposition of the collateral for the Borrower's Obligations;

               (m) any merger or consolidation of Borrower or any other Obligor into or with any other entity, or any sale, lease or transfer of any of the assets of Borrower, Grantor or any other Obligor to any other person or entity;

               (n) any change in the ownership of Borrower or any other Obligor or any change in the relationship between Borrower or any other Obligor and Grantor, or any termination of any such relationship;

               (o) the death, incapacity, insanity, disability, dissolution or other change in states of Borrower, Grantor or any other Obligor;

               (p) the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Grantor; and

               (q) the making of additional loans to Borrower or any other Obligor, the increase or reduction of the maximum principal amount of the Borrower's Obligations, the increase or reduction in the interest rate provided in the Notes, or any other modification, amendment, release or waiver of the terms of the Loan Documents;

               (r) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower, Grantor or any other Obligor.

               Grantor hereby expressly waives and surrenders any defense to its liability under this Pledge based upon any of the foregoing acts, omissions, agreements, waivers or matters, whether or not Grantor had notice or knowledge of same. It is the purpose and intent of this Pledge that the obligations of Grantor hereunder shall be absolute and unconditional under any and all circumstances.

               23. RIGHTS OF LENDER. Lender is hereby authorized, without notice to or demand of Grantor and without affecting the liability of Grantor hereunder, to take any of the following actions from time to time: (a) increase or decrease the amount of, or renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrower's Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement evidencing, securing or otherwise relating to any of Borrower's

Obligations, including, without limitation, the making of additional advances thereunder; (b) accept and apply any payments on or recoveries against Borrower's Obligations from any source, and any proceeds of any security therefor, to Borrower's Obligations in such manner, order and priority as Lender may elect in its sole discretion; (c) take, hold, sell, release or otherwise dispose of all or any security for Borrower's Obligations or the payment of this Pledge; (d) settle, release, compromise, collect or otherwise liquidate Borrower's Obligations or any portion thereof; (e) accept, hold, substitute, add or release any other Pledge or endorsements of Borrower's Obligations; and (f) upon the failure of Borrower to perform any of Borrower's Obligations, appropriate and apply toward payment of Borrower's Obligations (i) any indebtedness due or to become due from Lender to Grantor, and (ii) any moneys, credits, or other property belonging to Grantor at any time held by or coming into the possession of Lender or any affiliates thereof, whether for deposit or otherwise.

               24. GRANTOR'S WAIVERS

               (a) STATUTES OF LIMITATION. Grantor irrevocably waives all statutes of limitation as a defense to any action or proceeding brought against Grantor by Lender, to the fullest extent permitted by law.

               (b) ELECTION OF REMEDIES. Grantor irrevocably waives any defense based upon an election of remedies made by Lender or any other election afforded to Lender pursuant to applicable law, including, without limitation, (i) any election to proceed by judicial or nonjudicial foreclosure or by Uniform Commercial Code sale or by deed or assignment in lieu thereof, or any election of remedies which destroys or otherwise impairs the subrogation rights of the Grantor or the rights of the Grantor to proceed against Borrower or any other Obligor for reimbursement, or both, (ii) the waiver by Lender, either by action or inaction of Lender or by operation of law, of a deficiency judgment against Borrower or any other Obligor, and (iii) any election pursuant to an Insolvency Proceeding.

               (c) DEMANDS AND NOTICES. Grantor irrevocably waives all presentments, demands for performance, protests, notices of protest, notices of dishonor, notices of acceptance of this Pledge and of the existence, creation or incurring of new or additional Borrower's Obligations, notices of defaults by Borrower or any other Obligor and demands and notices of every kind that may be required to be given by any statute or rule or law.

               (d) BORROWER INFORMATION. Grantor irrevocably waives (i) any duty of Lender to advise Grantor of any information known to Lender regarding the financial condition of Borrower or any other Obligor (it being the obligation of Grantor to keep informed regarding such condition) and (ii) any defense based on any claim that Grantor's obligations exceed or are more burdensome than those of Borrower or any other Obligor.

               (e) LIMITATION OF LIABILITY. Grantor irrevocably waives any impairment, modification, change, release or limitation of the liability of, or stay of actions or lien enforcement proceedings against, Borrower, Grantor or any other Obligor, their property, or their estate in bankruptcy, resulting from the operation of any provision of the state or federal bankruptcy laws, or from the decision of any court.

               (f) LACK OF DILIGENCE. Grantor irrevocably waives any and all claims or defenses based upon lack of diligence in: (i) collection of any Borrower's Obligations; (ii) protection of any collateral or other security for the Borrower's Obligations; or (iii) realization upon the other Loan Documents.

               (g) OTHER DEFENSES. Grantor irrevocably waives any other defenses, set-offs or counterclaims which may be available to Borrower or any other Obligor, and any and all other defenses now or at any time hereafter available to Grantor (including without limitation those given to sureties) at law or in equity.

               IN WITNESS WHEREOF, Grantor has executed this Stock Pledge Agreement (Security Agreement) or has caused the same to be executed by Grantor's duly authorized representative(s) as of the date first above written.



                                GRANTOR:

                                ASSISTED LIVING CONCEPTS, INC.,
                                a Nevada corporation and Chapter 11
                                debtor-in-possession



                                By:_____________________________________________
                                        Sandra Campbell, Senior Vice President,
                                        General Counsel and Secretary

                                 ACKNOWLEDGEMENT

               The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Stock Pledge Agreement, (ii) waives any rights or requirement at any time hereafter to receive a copy of such Stock Pledge Agreement in connection with the registration of any Pledged Shares (as defined therein) in the name of Lender or its nominee or the exercise of voting rights by Lender and (iii) agrees promptly to note on its books and records the grant of the security interest in the stock of the undersigned as provided in such Stock Pledge Agreement.


Dated as of October 3, 2001


                                       ALC OHIO, INC., a Nevada corporation


                                       By:______________________________________
                                               Sandra Campbell, Secretary


                                       ALC PENNSYLVANIA, INC.,
                                       a Nevada corporation


                                       By:______________________________________
                                               Sandra Campbell, Secretary


                                       ALC IOWA, INC.,
                                       a Nevada corporation

                                       By:______________________________________
                                               Sandra Campbell, Secretary


                                       ALC NEBRASKA, INC.,
                                       a Nevada corporation


                                       By:______________________________________
                                               Sandra Campbell, Secretary

                                       ALC NEW JERSEY, INC.,
                                       a Nevada corporation

                                       By:______________________________________
                                               Sandra Campbell, Secretary


                                       ALC INDIANA, INC.,
                                       a Nevada corporation

                                       By:______________________________________
                                               Sandra Campbell, Secretary


                                       NEVADA ALC, INC.,
                                       a Nevada corporation


                                       By:______________________________________
                                               Sandra Campbell, Secretary


                                       TEXAS ALC, INC.,
                                       a Nevada corporation

                                       By:______________________________________
                                              Sandra Campbell, Secretary